EXHIBIT 23.2

                    CONSENT  OF  INDEPENDENT  AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 9, 2002, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Diversified Product Inspections, Inc. for the registration of up to 20,887,097 shares of its common stock.

                                               /s/ Culter & Justus, P.C.



Knoxville,  Tennessee
June  4,  2002